SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

☒

Filed by a Party other than the Registrant

☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)

Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)

Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)

Total fee paid:

__________________________________________________________________________________

☐

Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)

Amount Previously Paid:

__________________________________________________________________________________

2)

Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)

Filing Party:

__________________________________________________________________________________

4)

Date Filed:

__________________________________________________________________________________

EMERALDTM ASSET ADVISORS, LLC

2843 Executive Park Drive

Weston, Florida 33331

June 15, 2012

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of EAS GLOBAL CYCLE FUND (the “Fund”), a series of Northern Lights Fund Trust (“NLFT”), a Delaware statutory trust.  The meeting is scheduled to be held at 10:00 a.m. Eastern Time on July 6, 2012, at the offices of the Fund’s administrator, Gemini Fund Services, LLC at 450 Wireless Blvd., Hauppauge, New York  11788.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval of two proposals.  The first proposal is to approve a new Investment Advisory Agreement between NLFT and Emerald Asset Advisors, LLC (“Emerald”), the Fund’s investment adviser, which includes an increase in the Fund’s advisory fee from 0.75% to 1.00% of the Fund’s average daily net assets.  The second proposal is to approve an Investment Sub-Advisory Agreement between Emerald and Trademark Capital Management, Inc. (“Trademark Capital”).  Trademark Capital is led by three seasoned investment principals, two of whom spent many years at Stadion Money Management.  One of these principals, Mr. Don Beasley, co-founded Personal Mutual Fund Management in 1991, the firm that later became Stadion Money Management.  While there, Mr. Beasley was instrumental in creating a technology-driven, actively managed investment model that proved to be the keystone of the firm’s investment management success.  Along with his investment partners, Mr. Beasley brings that expertise and knowledge to Trademark Capital and the Fund. Sub-advisory fees would be paid by Emerald Asset Advisors, LLC, not the Fund.

If they are approved, I believe the proposals would permit the Fund and its shareholders to benefit from the investment expertise that Trademark Capital would bring to the management of the Fund’s portfolio and enhance the execution of the refined investment approach and process that Emerald intends to employ.  We strongly believe that our proposed changes are in the best interest of the Fund and its current and future shareholders, and we would like to thank you for your continued support.

Your vote is important no matter how many shares you own.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or vote by phone toll-free or internet as indicated in the voting instruction materials.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of NLFT may be voted only in person or by written proxy.

If you have any questions, please call us at 1-954-385-9624 and we will be glad to assist you.

Sincerely,

Scot L. Hunter

Scot L. Hunter

Chief Executive Officer

Emerald Asset Advisors, LLC

EAS Global Cycle Fund

a series of

Northern Lights Fund Trust

4020 South 147th Street, Omaha, NE 68137

(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 6, 2012

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as , has called a special meeting of the shareholders of the EAS GLOBAL CYCLE FUND, to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY  11788, on July 6, 2012 at , for the following purposes:

1.   To approve a new Investment Advisory Agreement between the Trust and Emerald Asset Advisors, LLC, the Fund’s current investment adviser.

2.   To approve an Investment Sub-Advisory Agreement between Emerald Asset Advisors, LLC and Trademark Capital Management, Inc.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 7, 2012 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on July 6, 2012

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new Investment Advisory Agreement and Investment Sub-Advisory Agreement) and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

EAS Global Cycle Fund

a series of

Northern Lights Fund Trust

4020 South 147th Street, Omaha, NE 68137

(631) 470-2600

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held July 6, 2012

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the EAS GLOBAL CYCLE FUND (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 450 Wireless Blvd., Hauppauge, NY 11788 on July 6, 2012 at , and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about June 15, 2012.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.   To approve a new Investment Advisory Agreement (“New Advisory Agreement”) between the Trust and , the Fund’s current investment adviser.

2.   To approve an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) between Emerald Asset Advisors, LLC and Trademark Capital Management, Inc.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 7, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report and most recent semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 450 Wireless Blvd., Hauppauge, NY  11788, or by calling 1-877-EAS-0757.

PROPOSAL I

APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN

THE TRUST AND EMERALD ASSET ADVISORS, LLC

Background

Emerald Asset Advisors, LLC has served as the investment adviser to the Fund since it commenced operations on August 31, 2010.  Recently, Emerald recommended to the Board that the Board change the name of the Fund to EAS Trademark Capital Global Fund and revise the Fund’s investment strategy from a global fundamentals-focused strategy to a global quantitative model-driven strategy.  In conjunction with the new strategy, Emerald requested that the Board approve the New Advisory Agreement, including a fee increase equal to 0.25% of the Fund’s average daily net assets.  Emerald also requested that the Board approve the Sub-Advisory Agreement.  Under the Sub-Advisory Agreement, Emerald (not the Fund) will pay Trademark Capital Management, Inc. (“Trademark”) a fee equal to 100% of the net advisory fee earned by Emerald on the first $15 million of the Fund’s net assets and 60% of the net advisory fee earned by Emerald for assets above $15 million.  Net advisory fees are defined as advisory fees less amounts waived and reimbursed.  Except for the increase in advisory fees, the New Advisory Agreement is similar in all material respects to the current Investment Advisory Agreement with Emerald (the “Current Advisory Agreement”).

The Board approved the New Advisory Agreement and the Sub-Advisory Agreement, subject to shareholder approval.  If approved by the shareholders, the new agreements will take effect immediately upon such shareholder approval.

The Current Advisory Agreement

Under the terms of the Current Advisory Agreement, Emerald is entitled to receive an annual fee from the Fund of equal to 0.75% of the Fund’s average daily net assets.  For such compensation, Emerald, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine.  The Current Advisory Agreement permits Emerald to engage a sub-advisor.  If the proposals are approved by shareholders, Emerald anticipates engaging Trademark, as sub-adviser, to execute the Fund’s investment strategy.  To execute the strategy, Trademark will use its proprietary, quantitative driven asset allocation model to determine “market risk” based on a combination of factors and to select specific securities to fulfill the asset allocations dictated by Trademark’s model.  The Fund’s Current Advisory Agreement was approved by shareholders at a special shareholders meeting held February 15, 2011.  The special shareholders meeting was required because a change in control of Emerald had automatically terminated the investment advisory agreement that had been effect prior to the Current Advisor Agreement.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Emerald.  The terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except that: (a) the date of its execution, effectiveness, and termination are changed; and (b) advisory fees will be increased to 1.00% of the Fund’s average daily net assets.

For comparison purposes, for the fiscal year ended April 30, 2012, under the Current Advisory Agreement or New Advisory Agreement, Emerald earned or would have earned the following amounts, which have not been audited.

Agreement	Advisory Fees
Current Advisory	$233,542
New Advisory*	$311,389
Difference	+33.33%
* Proforma

For comparison purposes, under the Current Advisory Agreement or New Advisory Agreement and the expense limitation agreement, shareholder fees and Fund operating expenses are presented below.  However, these amounts are based upon information derived from the Fund’s audited financial statements for the fiscal year ended April 30, 2011.

Shareholder Fees and Annual Fund Operating Expenses Under the Current Advisory Agreement

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.27%	1.27%	1.27%
Acquired Fund Fees and Expenses (1)	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	3.05%	3.80%	2.80%
Fee Waiver and Reimbursement (2)	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.73%	3.48%	2.48%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)  The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.95%, 2.70% and 1.70% for Class A, Class C and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$811	$1,412	$2,037	$3,708
Class C	$351	$1,131	$1,931	$4,016
Class I	$251	$838	$1,451	$3,105

Shareholder Fees and Annual Fund Operating Expenses Under the New Advisory Agreement

(Proforma)

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.27%	1.27%	1.27%
Acquired Fund Fees and Expenses (1)	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	3.30%	4.05%	3.05%
Fee Waiver and Reimbursement (2)	(0.57)%	(0.57)%	(0.57)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.73%	3.48%	2.48%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)  The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least August 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.95%, 2.70% and 1.70% for Class A, Class C and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$811	$1,460	$2,131	$3,911
Class C	$351	$1,181	$2,027	$4,213
Class I	$251	$889	$1,551	$3,325

If the New Advisory Agreement with Emerald is not approved, the Board of Trustees and Emerald will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The New Advisory Agreement automatically terminates on assignment and is terminable by the Fund upon 60 days’ prior written notice to Emerald.  In addition, the New Advisory Agreement may be terminated on not more than 60 days’ prior written notice by Emerald given to the Fund.

The New Advisory Agreement, like the Current Advisory Agreement, provides that Emerald shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A.  You should read the New Advisory Agreement.  The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Emerald

Emerald, 2843 Executive Park Drive, Weston, FL  33331, is a limited liability company organized under the laws of the State of Florida in 1998.  Emerald is an SEC registered investment adviser (RIA) serving high net worth individuals and families, financial advisors and institutional investors, such as the Fund. Scot L. Hunter is deemed to control Emerald because he owns the majority of Emerald’s interests indirectly through a revocable trust of which he is the sole trustee.  The names, titles, addresses, and principal occupations of the officers and directors of Emerald are set forth below:

Name and Address*:	Title:	Principal Occupation:
Scot L. Hunter	CEO, Elected Manager	CEO, Emerald
Allan M. Budelman	Managing Partner, Elected Manager	Portfolio Advisor, Managing Partner, Emerald
Donna S. Naitove	Chief Compliance Officer	Chief Compliance Officer, Emerald

* Each person’s address is in care of Emerald, 2843 Executive Park Drive, Weston, FL 33331.

For the fiscal period ended April 30, 2012, the Fund paid an investment advisory fee to the Adviser at an annual rate of 0.75% of the average daily net assets of the Fund, equal to $233,542.  Emerald waived $5,792 of this fee pursuant to an expense limitation agreement with the Fund.  In consideration of the New Advisory Agreement, Emerald has contractually agreed to reduce its fees and to reimburse expenses, at least until August 31, 2013, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.95% for Class A Shares, 2.70% for Class C Shares and 1.70% for Class I Shares, respectively, of the Fund’s average daily net assets.  Amounts waived or reimbursed are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the preceding expense limits.

Emerald also advises the EAS Genesis Fund (the “Genesis Fund”), a fund with a similar investment objective.  The Genesis Fund is roughly $19 million in size.  Pursuant to the Current Advisory Agreement, the Genesis Fund pays Emerald an annual advisory fee equal to 1.00% of the Genesis Fund’s average daily net assets.  For the fiscal year ended April 30, 2012, the Genesis Fund paid an investment advisory fee to the Adviser at an annual rate of 1.00% of the average daily net assets of the Genesis Fund, equal to $760,775.  Emerald had agreed to limit the Genesis Fund’s expenses, however, no waivers of advisory fees were required for the fiscal year ended April 30, 2012.  Emerald has contractually agreed to reduce its fees and to reimburse expenses, at least until August 31, 2013, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Genesis Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.95% for Class A Shares, 2.70% for Class C Shares and 1.70% for Class I Shares of the Genesis Fund’s average daily net assets.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on May 22, 2012, the Board, including the “Independent Trustees” (those who are not an “interested person,” as defined under the Investment Company Act of 1940, as amended, of the Trust, Emerald or Trademark) deliberated whether to approve the New Advisory Agreement with Emerald.  In determining to approve the New Advisory Agreement, the Trustees considered written materials provided by Emerald (the “Report”) that had been provided to the Board prior to the meeting.  These materials included information on: the investment performance of the Fund; the overall organization of the adviser; any changes in investment management staffing; and current financial information.

In their consideration of the proposed New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Emerald’s capabilities and the experience of its personnel.  The Trustees noted that upon approval of the New Advisory Agreement and the Sub-Advisory Agreement, Emerald would contract with Trademark to implement the Fund’s investment strategies, and Emerald would execute the Fund’s trades based on Trademark’s recommendations.  The Trustees concluded that Emerald has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  With respect to the Fund’s performance, the Board noted that the Fund’s 1-year performance from 2011 to 2012 was low for its peer group and that the Fund’s performance was below average for its peer group since the Fund’s inception.  This noted, the Board also considered the steps that Emerald has taken to improve its performance.  The Board noted that Emerald has replaced the Fund’s lead portfolio manager, developed new investment strategies, and is proposing to hire a sub-adviser to advise on execution of the new strategy.  In light of this, the Board was satisfied with the steps that Emerald is taking to improve the Fund’s performance.

Fees and Expenses.  The Board noted that the New Advisory Agreement would charge an annual fee for the Fund equal to 1.00% of the Fund’s average daily net assets, and that this fee was higher than the Current Advisory Agreement.  The Trustees also notes that the expense limitation agreement between the Fund and Emerald would not change in spite of the increase in Fund expenses.  However, the Board also noted that notwithstanding the fee increase, the fee was still below the average fee charged by other funds in the Fund’s peer group.  The Trustees concluded that the Fund’s advisory fee and expense ratios were reasonable.

Economies of Scale.  The Board, including the Independent Trustees, considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  It was noted that because of the relatively small size of the Fund, economies of scale were not a relevant consideration at this time.  However, the Board concluded that Emerald’s willingness to consider breakpoints in the future once the Fund reaches a certain level of assets was satisfactory.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by Emerald in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits realized by Emerald from other activities related to the Fund.  The Trustees agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from Emerald as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed New Advisory Agreement was in the best interests of the Fund and their shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

PROPOSAL II

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN EMERALD ADVISORS, LLC AND TRADEMARK CAPITAL MANAGEMENT, INC.

The Sub-Advisory Agreement

Subject to shareholder approval, Emerald will enter into the Sub-Advisory Agreement with Trademark.  If the Sub-Advisory Agreement with Trademark is not approved, the Board of Trustees and Emerald will consider other options, including a new or modified request for shareholder approval of a Sub-Advisory Agreement. The Sub-Advisory Agreement will become effective upon approval by the shareholders of the Fund.

Under the terms of the Sub-Advisory Agreement, Emerald (not the Fund) will pay Trademark Capital Management, Inc. (“Trademark”) a fee equal to 100% of the net advisory fee earned by Emerald on the first $15 million of the Fund’s net assets (1.00% of the Fund’s average daily net assets less amounts waived or reimbursed pursuant to an expense limitation agreement), and 60% of the net advisory fee earned by Emerald for assets above $15 million.  Net advisory fees are defined as advisory fees less amounts waived and reimbursed.  The sub-advisory fee paid to Trademark will be paid by Emerald and will not be paid by the Fund.  Subject to the authority of the Board of Trustees and oversight by Emerald, Trademark will be responsible for the management of the Fund’s portfolio according to its investment objective, policies and restrictions.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The Sub-Advisory Agreement automatically terminates on assignment and also may be terminated at any time, on 60 days’ notice, without the payment of any penalty by the Board of Trustees, by a vote of the majority of the outstanding shares of the Funds, by Emerald or by Trademark.

The Sub-Advisory Agreement provides that Trademark must exercise its best judgment in rendering its services, but that in rendering its services will be not be liable to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the Sub-Advisory Agreement in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard.

The Sub-Advisory Agreement is attached as Appendix B.  You should read the Sub-Advisory Agreement.  The description in this Proxy Statement of the Sub-Advisory Agreement is only a summary.

Information Concerning Trademark Capital Management, Inc.

Trademark, located at 5328 Trouble Creek Road, New Port Richey, Florida 34652, is a corporation organized under the laws of the State of Florida.  Trademark is an SEC registered investment adviser (RIA) serving individuals and institutional investors, such as the Fund.  Trademark is deemed to be controlled by Steve Athanassie and Joseph Ezernack because each owns at least 25% of the voting shares of the corporation.  The names, titles, addresses, and principal occupations of the officers and directors of Trademark are set forth below:

Name and Address*:	Title:	Principal Occupation:
Joseph Ezernack	Chief Investment Officer	Chief Investment Officer, Trademark
Donald Beasley	Principal	Principal, Trademark
Steve Athanassie	Managing Principal	Managing Principal, Trademark

* Each person’s address is in care of Trademark, 5328 Trouble Creek Road, New Port Richey, Florida 34652.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on May 22, 2012, the Board, including the Independent Trustees, deliberated whether to approve the Sub-Advisory Agreement with Trademark. In determining to approve the Sub-Advisory Agreement, the Trustees considered written materials provided by Trademark (the “Report”) that had been provided to the Board prior to the meeting.  These materials included information on: the investment performance of Trademark; the overall organization of the sub-adviser; any changes in investment management staffing; and current financial information.

In their consideration of the proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Trademark’s capabilities and the experience of its personnel.  The Trustees noted that Trademark’s portfolio managers each have extensive backgrounds in portfolio management, and that they each have an extensive experience with technical analysis.  The Trustees also noted the portfolio manager’s emphasis on risk management and focus on understanding the market environment.  The Trustees also noted that Trademark had hired a consultant to assist its Chief Compliance Officer in performing her duties.

Further, the Trustees noted that Trademark pays expenses incurred by it in connection with acting as investment sub-adviser to the Fund, including expenses related to all employees, office space, and facilities.  The Adviser to the Fund responded to a series of questions from the Board regarding Trademark’s investment approach, risk management methods and compliance policies.  The Trustees concluded that, overall, they were satisfied with the nature, extent, and quality of the services that would be provided to the Fund under the Sub-Advisory Agreement.

Performance.  Because Trademark had not yet managed the Fund, the Board could not consider Trademark’s investment performance with respect to the Fund.  However, as to the investment performance of Trademark, the Board did consider the investment performance for Trademark’s Separately Managed Account Growth Portfolio, a composite of accounts currently managed by Trademark, compared to the S&P 500’s performance.  Based upon their review, the Trustees concluded that Trademark’s performance managing separate accounts was reasonable.

Fees and Expenses.  The Board considered the sub-advisory fee to be paid by Emerald and the impact of those fees on the advisory fees.  The Board also considered whether the sub-advisory fee was sufficient to incentivize Trademark.  Following the discussion, the Board concluded that Trademark’s proposed sub-advisory fee was reasonable.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board noted that the Sub-Advisory Agreement contains a breakpoint.  The Board recalled their consideration of this factor with respect to approval of the New Advisory Agreement.  It was noted that because of the relatively small size of the Fund, economies of scale were not a relevant consideration at this time.  However, the Board concluded that Emerald’s willingness to consider breakpoints in the future once the Fund reaches a certain level of assets was satisfactory.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by Trademark in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for their services to the Fund. The Trustees agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from Trademark as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the proposed Sub-Advisory Agreement was in the best interests of the Fund and their shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 4020 South 147th Street, Omaha, NE 68137.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains Emerald as its investment adviser.  The Fund commenced operations on August 31, 2010 and as of the Record Date, had $5,416,103.27 in net asset value.  Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC provides the Fund with transfer agent, accounting, and administrative services.  Northern Lights Compliance Services, LLC provides the Fund with compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement; for approval of the proposed Sub-Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 602,880.084 shares (521,508.1080 Class I shares, 43,688.2890 Class A shares and 37,683.6870 Class C shares) of beneficial interest of the Fund issued and outstanding.  All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on each proposal.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of: (i) the proposed New Advisory Agreement; and (ii) the proposed Sub-Advisory Agreement.  As defined in the Investment Company Act of 1940, as amended, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of each proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially own more than 5% of the outstanding shares of the Fund.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Fund
Georgia B. Beasley c/o NFS 1020 Blue Beech Pointe Athens, GA 30606	305,032.7440 Class I shares (58.49% of Class I shares)	50.60%
Donald L. Beasley c/o NFS 1020 Blue Beech Pointe Athens, GA 30606	47,143.4970 Class I shares (9.04% of Class I shares)	7.82%
Emerald Asset Advisors, LLC 2843 Executive Park Drive Weston, FL 33331	Emerald may be deemed to be the beneficial owner of 32,889.313 Class I shares (6.31% of Class I shares) of the Fund by virtue of its discretionary authority for certain private accounts managed by Emerald.	5.46%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  Donald L. Beasley, an officer and minority owner of Trademark, owned 7.82% of the Fund’s shares as of the record date and Georgia B. Beasley (his spouse), owned 50.60% of the Fund’s shares as of the record date.  Ms. Beasley is deemed to control the outcome of matters being submitted to shareholder vote and is expected to vote in favor of both proposals.  Mr. Beasley is also expected to vote in favor of both proposals.  Mr. and Ms. Beasley are deemed to be a “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.  The Beasleys acquired shares from the Fund on June 1, 2012.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to , Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY  11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Emerald and Trademark.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Emerald and Trademark will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Emerald may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust’s administrator at (631) 470-2600, or write the Trust at 4020 South 147th Street, Omaha, NE  68137.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on July 6, 2012

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated June 15, 2012

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE BY INTERNET, AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

EMERALD ASSET ADVISORS, LLC

      AGREEMENT, made as of May 22, 2012 between Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), and Emerald Asset Advisors, LLC, a Florida Limited Liability Company (the “Adviser”) located at 2843 Executive Park Drive, Weston, Florida 33331.

RECITALS:

     WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

     WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

     WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.  The Trust has engaged the services of an administrator.  The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

      1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

      1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any  event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act.  The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

      2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

      2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

      2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

      2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

      2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

      2.2.18 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

      2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

      5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

      5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

      Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12. Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

      The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

      The Trust is named the Northern Lights Fund  Trust and each Fund may be identified, in part, by the name “Northern Lights.”

17. Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of  shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                               By: ____________________________

                               Name: Andrew Rogers

                               Title:   President

                              EMERALD ASSET ADVISORS, LLC

                               By: ____________________________

                               Name:

                               Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST AS OF May 22, 2012

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
EAS Genesis Fund EAS Global Cycle Fund	1.00% 1.00%

Appendix B

FORM OF

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into and shall become effective as of the ____ day of July, 2012, by and between Emerald Asset Advisors, LLC (the “Adviser”), a Florida limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Trademark Capital Management, Inc., a corporation organized under the laws of Florida (the “Subadviser”) and registered as an investment adviser under the Advisers Act.

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been retained to act as investment adviser for the Fund pursuant to an Investment Advisory Agreement with the Trust dated as of the 22nd day of May, 2012 (the “Advisory Agreement”);

WHEREAS, the Adviser has obtained or applied for an Exemptive Order from the SEC (the “Order”) that authorizes Trust and the Adviser to delegate certain of the Adviser’s duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act as modified by the Order; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program with respect to the Fund’s assets that the Adviser shall assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Fund (the “Subadviser Assets”), subject to the continuing supervision of the Adviser and the authority of the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.

Duties of Subadviser.

(a)

Investments.  (i)  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser shall supervise the activities of the Subadviser, and agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or scheduled to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(ii)  It is expressly acknowledged by the parties that the role of the Subadviser pursuant to this Agreement is to manage the Subadviser Assets.  It is agreed by the parties to this Agreement that as between Adviser and Subadviser, the Adviser shall be exclusively responsible for all Fund and Trust compliance-related functions and reporting, and the Adviser shall interface with the Fund’s CCO and Board; provided that the Sub-Adviser: (a) will cooperate with the Adviser and its CCO, and with the CCO of the Trust, to demonstrate compliance with those Fund-related functions that are within the control of Subadviser, and (b) as a registered investment adviser, the Subadviser acknowledges that it is fully responsible for its own compliance with all regulatory obligations and fiduciary duties of an adviser, including the supervision of its employees and agents.

(b)

Compliance with Applicable Laws and Governing Documents.  (i)  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Trustees of the Trust or the Adviser, and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  In furtherance of the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser will timely provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to the SEC or to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

(ii)  The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code.

(iii)  At such time as the Trust provides the Adviser with advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, the Adviser shall promptly inform the Subadviser of such change, and the Subadviser, in the performance of its duties and obligations under this Agreement, shall manage the Subadviser Assets consistent with such change once the Subadviser has received notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Trust shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Trust acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Trust and the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)

Voting of Proxies.  (i)  The Adviser hereby notifies the Subadviser that the Trust has delegated to the Adviser discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets.  The Adviser shall exercise the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek instructions from the Subadviser, the Fund or the Trust before taking any action with respect thereto.

(ii)  The Adviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser may provide the Adviser or the Trust with recommendations regarding the voting of the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to promptly provide to the Adviser and the Trust copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)

Brokerage.  (i)  Subject to the custodial procedures established for the assets of the Trust the Adviser and the Subadviser are each authorized, subject to the plenary authority of the Trust’s Board of Trustees and, as to the Subadviser, subject to the supervision of the Adviser, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment of the Fund’s assets, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Adviser or Subadviser) or dealers (collectively “Brokers”) as the Adviser or the Subadviser may elect, and to negotiate commissions to be paid on such transactions.

(ii)  As of the date of this Agreement, the Adviser will have the primarily responsibility for placing transactions on behalf of the Fund.  At any time following one year from the date of this Agreement, the Adviser and the Subadviser may assign all or a portion of such responsibility to the Subadviser.  When exercising such responsibility the Subadviser is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account, but each such account shall assure the custodial authority of the Fund’s custodian bank over such assets.

(iii)  The Adviser or Subadviser shall place any order for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by that Party, and all trade instructions provided to the trader for the Fund will be documented in written fashion.  In the selection of such Brokers and the placing of such orders, the Adviser or Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Adviser or Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Adviser and the Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

(iv)  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f)

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any appropriate expenses as are authorized by the Fund or the Adviser and  reasonably incurred by such Subadviser on behalf of the Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Subadviser will co-author a white paper covering the investment strategy of the Fund.  The co-authored white paper will be completed at a mutually agreed upon deadline, and will be updated as needed should the investment strategy of the Fund materially change.

6.

Compensation.  (i)  The Adviser and the Subadviser agree that the Adviser will pay to the Subadviser the entire Advisory Fee received on the first $15 million of assets in the Fund, provided that such fee will be reduced or waived in accordance with the provisions of the expense limitation commitment of the Adviser to the Fund.

(ii)  Subject to the provisions of subparagraph 6 (i) above, for the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to 60% of the Advisory Fee received by the Advisor on Fund assets in excess of the first $15 million dollars as such Advisory Fee is reduced due to expense limitation waivers to which the Adviser is subject.  The Subadvisory Fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month (or the second business day after the Adviser receives such payment from the Fund if received by the Adviser later than the seventh business day), from the Adviser or the Trust, calculated at an annual rate based on the average daily net assets comprising the Subadviser Assets; and subject to the further obligation of the Subadviser to promptly pay to the Adviser 60% of any additional excess expense limitation payment made by the Adviser to the Fund due to an expense ratio in excess of the agreed expense cap after the reduction of the Advisory Fee on the Subadviser Assets to zero.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

(iii)  In consideration of the commitment to pay the Subadviser the compensation set forth in subparagraph 6(i), the Subadviser agrees that if it does not serve as the Subadviser to the Fund for the first full two years of the Subadvisory Agreement (unless such failure to serve as Subadviser is the result of a termination of the Subadviser by the Adviser or the Trust), then the Subadviser will pay to the Adviser a breakup fee in the amount of any expense that the Adviser is obligated to pay to the Trust in connection with the termination, dissolution, and closure of the Fund.

7.

Exclusivity.    The Subadviser will not subadvise or license the Fund’s investment strategy for another regulated investment company as defined in the Code under Subchapter M without mutual consent of both the Adviser and Subadviser for a period of 12 months.  Exclusivity is not applicable to the sub-investment strategies that combined, constitute the Fund’s investment strategy.

8.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b)

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Florida with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a)

The Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

10.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11.

Liability and Indemnification.

(a)

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

12.

Duration and Termination.

(a)

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty except as set forth in 6(iii):

(i)

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not less than 60 days’ written notice to the Subadviser;

(ii)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)

By the Subadviser upon not less than 60 days’ written notice to the Adviser and the Trust.

This Agreement will terminate by its terms at such time as:

(i)

the investment advisory agreement between the Adviser and the Trust is terminated; or

(ii)

the Subadviser shall become ineligible by law or regulation to serve as an investment adviser to a registered investment company.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.

Reference to Adviser and Subadviser.

(a)

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)

Authorized.  The Adviser or the Trust has authorized such disclosure;

(b)

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

Already Known.  Such information already was known by the party prior to the date hereof;

(e)

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

17.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)

If to the Subadviser:

TRADEMARK CAPITAL MANAGEMENT, INC.

Address

Phone:

Email:

(b)

If to the Adviser:

EMERALD ASSET ADVISORS, LLC

Address

Phone:

Email:

18.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

19.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

22.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

Execution page follows

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

EMERALD ASSET ADVISORS, LLC

                             By:__________________________________

                             Name:

                             Title:

                   SUB-ADVISER

TRADEMARK CAPITAL MANAGEMENT, INC.

                             By:__________________________________

                             Name:

                             Title:

small barcode here

PROXY CARD

EAS GLOBAL CYCLE FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the EAS Global Cycle Fund, a series of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 450 Wireless Blvd., Hauppauge, NY 11788 on July 6, 2012 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the EAS Global Cycle Fund, on the proposals set forth regarding the approval of: (i) a new investment advisory agreement between the Trust and Emerald Asset Advisors, LLC; (ii) an investment sub-advisory agreement between Emerald Asset Advisors, LLC and Trademark Capital Management, Inc.; and (iii) any other matters properly brought before the Meeting.

NOTE: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full ll title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in full partnership name by a duly authorized person, giving full title as such.

SIGNATURE DATE

SIGNATURE (if held jointly) DATE

Title – if a corporation, partnership or other entity

TOUCHTONE: Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

INTERNET: To vote via the Internet, go to www.proxyonline.us and enter the *control number* found on the right.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

CONTROL NUMBER:
123456789112

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: www.proxyonline.us/docs/EAS.pdf

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or to vote your shares, please contact our proxy information line toll-free at 1-800-821-8781. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

TAG ID: BAR CODE CUSIP: 123456789

EAS GLOBAL CYCLE FUND

PROXY CARD

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

The Board of Trustees recommends that you vote "FOR" each of the proposals:

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

PROPOSALS:

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

If you have any questions regarding the proxy material or to vote your shares, please call **1(800)821-8781** toll-free between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday to speak with AST Fund Solutions, LLC, which is assisting in the solicitation of proxies.

THANK YOU FOR VOTING

Important Notice Regarding the Availability of the Proxy Materials for the Special Meeting:

A copy of the proxy statement and sample proxy ballot are available at:
www.proxyonline.us/docs/EAS.pdf

TAG ID: BAR CODE CUSIP: 123456789